UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2005

Medivation, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-20837	13-3863260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Second Street, Suite 211

San Francisco, California 94107

(Address of Principal Executive Offices)

(415) 543-3470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2005, Medivation, Inc. entered into a Settlement Agreement and Release of All Claims (the “Settlement Agreements”) with each of the following parties: Promed Partners L.P., Promed Offshore Fund II, Ltd., Promed Partners II, L.P., Promed Offhosre Fund, Ltd, Special Situations Funds III, L.P., Special Situations Cayman Fund, L.P. and Special Situations Private Equity Fund, L.P. (the “Investors”). The Settlement Agreements provide for the payment by Medivation of an aggregate of 1,337,930.75 in exchange for the release of any and all claims arising out of the fact that a registration statement with respect to the shares of Medivation Common Stock held by the Investors was not declared effective pursuant to Registration Rights Agreements between Medivation and the Investors dated December 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2005	MEDIVATION, INC.

	By:	/s/ C. Patrick Machado
	Name:	C. Patrick Machado
	Title:	Senior Vice President and Chief Financial Officer